Morgan Stanley Institutional Fund Trust - High
Yield Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:	 Sandridge Energy Inc.
8.125% due 10/15/2022
Purchase/Trade Date:	 4/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.98
Brokers: BofA Merrill Lynch
Purchased from: Barclays Capital Inc., Citigroup
Global Markets Inc., Deutsche Bank Securities Inc.,
JP Morgan Securities LLC, RBC Capital Markets,
LLC, Capital One Southcoast, Inc., Mitsubishi UFJ
Securities (USA), Inc., Morgan Stanley & Co. LLC,
UBS Securities LLC, BOSC, Inc., Comerica
Securities, Inc., Lloyds Securities Inc., Scotia
Capital (USA) Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intelsat Jackson Holdings
SA 7.250% due 10/15/2020
Purchase/Trade Date:	 4/12/12
Offering Price of Shares: $101.750
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 1.75
Brokers: Goldman, Sachs & Co., Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	  Chaparral Energy 7.625%
due 11/15/2022
Purchase/Trade Date:	 4/18/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets:  1.96
Brokers: Credit Suisse Securities, Credit Agricole,
JP Morgan, RBC Capital Markets, Wells Fargo
Securities, Capital One Southcoast, Societe
Generale, UBS Investment Bank, Comerica
Securities, KeyBanc Capital Markets, Lloyds
Securities, Mitsubishi UFJ Securities, Scotiabank,
US Bancorp
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 National CineMedia, LLC
6.000% due 4/15/2022
Purchase/Trade Date:	 4/18/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 1.96
Brokers: Barclays, JP Morgan, Credit Suisse,
Macquarie Capital, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Laredo Petroleum 7.375%
due 5/1/2022
Purchase/Trade Date:	  4/24/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets:0.98
Brokers: BofA Merrill Lynch, JP Morgan, Wells
Fargo Securities, Goldman, Sachs & Co., BMO
Capital Markets, BB&T Capital Markets, BBVA,
BOSC, Inc., Capital One Southcoast, Comerica
Securities, Lloyds Securities, Howard Weil
Incorporated, Mitsubishi UFJ Securities,
Scotiabank, Societe Generale, Tudor, Pickering,
Holt & Co.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CIT Group Inc. 5.00% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, Barclays, Credit
Suisse, Morgan Stanley, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Carlson Wagonlit BV
6.875% due 6/15/2019
Purchase/Trade Date:	  5/9/12
Offering Price of Shares: $100.000
Total Amount of Offering: $465,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 3.94
Brokers: JP Morgan, BNP Paribas, Jefferies, Lloyds
Bank, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Penn Virginia Resource
Partners LP 8.375% due 6/1/2020
Purchase/Trade Date:	  5/11/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 1.97
Brokers: RBC Capital Markets, JP Morgan, Wells
Fargo Securities, SunTrust Robinson Humphrey,
PNC Capital Markets LLC, Citigroup, RBS,
Mitsubishi UFJ Securities, Barclays, BB&T Capital
Markets, Capital One Southcoast, Comerica
Securities, Deutsche Bank Securities, TD Securities,
UBS Investment Bank, US Bancorp, Huntington
Investment Company
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Inmet Mining Corp. 8.750%
due 6/1/2020
Purchase/Trade Date:	  5/15/12
Offering Price of Shares: $98.584
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 1.94
Brokers:  JP Morgan, Credit Suisse, BofA Merrill
Lynch, Citigroup, Morgan Stanley, RBC Capital
Markets, CIBC, Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Newfield Exploration
Company 5.625% due 7/1/2024
Purchase/Trade Date:	 6/19/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $ 1,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 1.21
Brokers: Wells Fargo Securities, JP Morgan,
Goldman, Sachs & Co., Mitsubishi UFJ Securities,
DNB Markets, Barclays, Mizuho Securities, CIBC,
Citigroup, RBC Capital Markets, SMBC Nikko, US
Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Community Health Systems
Inc. 7.125% due 7/15/2020
Purchase/Trade Date:	 7/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 1.41
Brokers: Credit Suisse, BofA Merrill Lynch,
Citigroup, Credit Agricole CIB, Goldman, Sachs &
Co., JP Morgan, Morgan Stanley, RBC Capital
Markets, SunTrust Robinson Humphrey, Wells
Fargo Securities, Deutsche Bank Securities, Fifth
Third Securities, Inc., Mitsubishi UFJ Securities,
Scotiabank, UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 WideOpenWest Finance,
LLC10.250% due 7/15/2019
Purchase/Trade Date:	 7/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $725,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 1.88
Brokers: Credit Suisse, Morgan Stanley, RBC
Capital Markets, SunTrust Robinson Humphrey,
Mitsubishi UFJ Securities
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Level 3 Communications,
Inc. 8.875% due 6/1/2019
Purchase/Trade Date:	 7/18/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.94
Brokers: Citigroup, Credit Suisse, BofA Merrill
Lynch, Morgan Stanley, Credit Suisse, Deutsche
Bank Securities, JP Morgan
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Smithfield Foods, Inc.
6.625% due 8/15/2022
Purchase/Trade Date:	 7/18/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.94
Brokers: Barclays, Goldman, Sachs & Co., Rabo
Securities, JP Morgan, Morgan Stanley, BMO
Capital Markets, Santander, Societe Generale
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Party City Holdings Inc.
8.875% due 8/1/2020
Purchase/Trade Date:	 7/19/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 1.41
Brokers: BofA Merrill Lynch, Barclays, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan
Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Constellation Brands Inc.
4.625% due 3/1/2023
Purchase/Trade Date:	 8/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 1.15
Brokers: Barclays Capital, JP Morgan Securities,
Merrill Lynch, Pierce, Fenner & Smith Inc., Rabo
Securities USA Inc., Wells Fargo Securities LLC,
HSBC Securities, Mitsubishi UFJ Securities USA
Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Markwest Energy Partners
LP 5.500% due 2/15/2023
Purchase/Trade Date:	 8/6/2012
Offering Price of Shares: $99.015
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 1.36
Brokers: Barclays Capital, Citigroup Capital
Markets Inc., Goldman Sachs & Co., JP Morgan
Securities, Merrill Lynch, Pierce, Fenner & Smith
Inc., RBC Capital Markets, UBS Securities LLC,
US Bancorp Investments Inc., Wells Fargo
Securities LLC, Capital One Southcoast Inc.,
Comerica Securities, Morgan Stanley & Co. LLC .,
Natixis Securities North America Inc., SMBC
Nikko Capital Markets Ltd.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sandridge Energy Inc.
7.500% due 3/15/2021
Purchase/Trade Date:	 8/6/2012
Offering Price of Shares: $101.625
Total Amount of Offering: $275,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets: 1.44
Brokers: Barclays Capital Inc., Citigroup Global
Markets Inc., JP Morgan Securities LLC, RBC
Capital Markets, LLC, Capital One Southcoast,
Inc., Mitsubishi UFJ Securities (USA), Inc.,
Morgan Stanley & Co. LLC, UBS Securities LLC,
UBS Securities LLC, BOSC, Inc., Comerica
Securities, Inc., Lloyds Securities Inc., Scotia
Capital (USA) Inc.
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CHS Community Health
Systems Inc. 5.125% due 8/15/2018
Purchase/Trade Date:	 8/8/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 1.38
Brokers: Citigroup Global Markets Inc., Credit
Agricole Securities USA Inc., Credit Suisse
Securities USA LLC, Goldman, Sachs & Co., JP
Morgan Securities, Merrill Lynch, Pierce, Fenner &
Smith, Inc., Morgan Stanley & Co. LLC, RBC
Capital Markets LLC, SunTrust Robinson
Humphrey Inc., Wells Fargo Securities LLC,
Deutsche Bank Securities Inc., Fifth Third
Securities Inc., Mitsubishi UFJ Securities USA Inc.,
Scotia Capital USA Inc., UBS Securities LLC
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nuance Communications
5.375% due 8/15/2020
Purchase/Trade Date:	 8/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.92
Brokers: Barclays Capital, Morgan Stanley
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Live Nation Entertainment
Inc. 7.000% due 9/1/2020
Purchase/Trade Date:	 8/15/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $225,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 1.15
Brokers: JP Morgan, BofA Merrill Lynch, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan
Stanley, Wells Fargo Securities, RBS, Scotiabank,
HSBC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 HealthSouth Corp. 5.750%
due 11/1/2024
Purchase/Trade Date:	 9/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $275,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.173
Percentage of Fund's Total Assets: 4.19
Brokers: Wells Fargo Securities, Barclays, BofA
Merrill Lynch, Citigroup, Goldman, Sachs & Co.,
JP Morgan, Morgan Stanley, RBC Capital Markets,
SunTrust Robinson Humphrey
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Starz LLC & Starz Finance
Corp. 5.00% due 9/15/2019
Purchase/Trade Date:	 9/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 2.21
Brokers: BofA Merrill Lynch, Barclays Capital, JP
Morgan, RBC Capital Markets, RBS Securities
Corp., Scotia Capital Inc., Scotia Capital Inc.,
SunTrust Robinson Humphrey, Morgan Stanley,
Wells Fargo Securities LLC, Citigroup Global
Markets Inc., Credit Suisse, SMBC Nikko Capital
Markets Ltd., US Bancorp Investments Inc.
Purchased from: SunTrust Robinson Humphrey
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NCR Corporation 5.000%
due 7/15/2022
Purchase/Trade Date:	 9/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 1.55
Brokers: BofA Merrill Lynch, JP Morgan, Morgan
Stanley, RBC Capital Markets, SunTrust Robinson
Humphrey Inc., BNP Paribas, Fifth Third Securities
Inc., Mitsubishi UFJ Securities USA Inc., Mizuho
Securities USA Inc., Wells Fargo Securities LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nuveen Investments Inc.
9.125% due 10/15/2017
Purchase/Trade Date:	 9/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.88
Brokers: BofA Merrill Lynch, Deutsche Bank
Securities Inc., Morgan Stanley, RBC Dominion
Securities, UBS Securities LLC, Wells Fargo &
Co., Barclays Capital, BMO Capital Markets Corp.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nuveen Investments Inc.
9.500% due 10/15/2020
Purchase/Trade Date:	 9/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $645,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.88
Brokers: BofA Merrill Lynch, Deutsche Bank
Securities Inc., Morgan Stanley, RBC Dominion
Securities, UBS Securities LLC, Wells Fargo &
Co., Barclays Capital, BMO Capital Markets Corp.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Drill Rigs Holdings Inc.
6.500% due 10/1/2017
Purchase/Trade Date:	 9/13/2012
Offering Price of Shares: $99.469
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 1.54
Brokers: Deutsche Bank Securities Inc., DNB
Markets, Morgan Stanley, ABN Amro Bank US,
CoBank ACB, SEB, Swedbank (US)
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sabre Inc. 8.500% due
5/15/2019
Purchase/Trade Date:	 9/20/2012
Offering Price of Shares: $103.500
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 2.35
Brokers:  Banca Popolare del Lazio, BofA Merrill
Lynch, Deutsche Bank Securities Inc., Goldman,
Sachs & Co., Mizuho Securities USA Inc., Morgan
Stanley, Natixis
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 TW Telecom Holdings Inc.
5.375% due 10/1/2022
Purchase/Trade Date:	 9/27/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $480,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 1.77
Brokers: Credit Suisse, Wells Fargo Securities,
Morgan Stanley, SunTrust Robinson Humphrey,
UBS Investment Bank
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.